Exhibit 10.1

mutual RELEASE AGREEMENT

This Mutual Release Agreement is made and entered into as of May 27, 2022 by and among (a) Mesquite Energy, Inc. (formerly known as Sanchez Energy Corporation) (“Mesquite”), (b) SN Catarina, LLC (“SN Catarina”), (c) SN Operating LLC (“SN Operating,” and together with Mesquite and SN Catarina (the “Mesquite Parties”), (d) Evolve Transition Infrastructure LP (formerly known as Sanchez Midstream Partners, LP) (“Evolve”), (e) Catarina Midstream, LLC (“Catarina Midstream”), (f) Evolve Transition Infrastructure GP LLC (“Evolve GP”), and (g) SP Holdings, LLC (“SP Holdings,” and together with Evolve, Catarina Midstream, and Evolve GP, the “Evolve Parties”).  Each of the Mesquite Parties and the Evolve Parties may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

In consideration of the representations, warranties, covenants, releases, and other agreements contained herein and in the Settlement Agreement entered into by the Parties on May 27, 2022 (the “Settlement Agreement”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Mesquite Parties’ Releases.  Each of the Mesquite Parties, on behalf of themselves and each of their respective current and former officers, directors, managers, principals, members, shareholders, partners, investors, employees, subsidiaries,1 affiliates, divisions, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, other professionals, estates, predecessors, successors and assigns, in each case, solely in their capacity as such, does hereby fully, finally, completely, and absolutely RELEASE, ACQUIT, and FOREVER DISCHARGE the Evolve Parties and each of their respective current and former officers, directors, managers, principals, members, shareholders, partners, investors, employees, subsidiaries, affiliates, divisions, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, other professionals, estates, predecessors, successors and assigns, in each case, solely in their capacity as such (collectively, the “Evolve Releasees”), of and from any and all actions, causes of action, as that term is generally understood, Causes of Action, as that term is defined in the Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, dated as of April 30, 2020 [DKT. #1205], as amended or modified from time to time (the “Plan”), suits, debts, dues, sums of money, accounts, reckonings, contracts, damages, judgments, claims, and demands whatsoever, in law or equity, known or unknown, asserted or unasserted, including, but not limited to claims that were or could have been asserted in (a) the adversary proceeding commenced in the Bankruptcy Cases by Mesquite and SN Catarina against Evolve and Catarina Midstream, Adversary Proceeding No. 21-03931 (MI) (the “Adversary Proceeding”) or (b) the arbitration initiated by Catarina Midstream against SN Catarina on August 30, 2021, pursuant to the International Institute For Conflict Prevention & Resolution Non-Administered Arbitrations Rules, including all claims and counterclaims asserted therein (the “Arbitration”), which the Mesquite Parties ever had, now have, or hereafter can, shall, or may have, against any of the Evolve Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world through the Execution Date, as defined in the Settlement Agreement; provided, however,

1 For the avoidance of doubt, the Mesquite Parties’ Releases include releases on behalf of all Mesquite subsidiaries, including, but not limited to SN Palmetto, LLC; SN Marquis, LLC; SN Cotulla Assets, LLC; SN TMS, LLC; Rockin L Ranch Company, LLC; SN EF Maverick, LLC; SN Payables, LLC; and SN UR Holdings, LLC.

that nothing in this paragraph shall be deemed to release (i) any claims, defenses, or causes of action that have been or could be asserted against Carnero G&P, LLC (“Carnero”), (ii) any claims, defenses, or causes of action arising from pipeline operations or incidents occurring or discovered on or after the Execution Date, or (iii) claims against Antonio R. Sanchez, Jr., Antonio R. Sanchez, III, Patricio Sanchez, Eduardo Sanchez, Gerald Willinger, or Sanchez Oil & Gas Corp. solely in their capacity as former officers, directors, agents, employees, service providers, or advisors of the Debtors, as defined in the Plan, including such claims currently being tolled pursuant to (x) the Tolling Agreement dated as of August 8, 2021 by and between Mesquite, Antonio R. Sanchez, III, Gerald Willinger, Sanchez Oil & Gas Corp., Antonio R. Sanchez, Jr., Patricio Sanchez, and Eduardo Sanchez, or (y) the Tolling Agreement dated as of August 8, 2021 by and between Mesquite, Antonio R. Sanchez, Jr., Patricio Sanchez, and Eduardo Sanchez, in each case, as such agreement has been amended; for the avoidance doubt, the carveout in this subsection (iii) is not intended to preserve any claims against Antonio R. Sanchez, Jr., Antonio R. Sanchez, III, Patricio Sanchez, Eduardo Sanchez, or Gerald Willinger in their capacity as former officers, directors, agent, employees, service providers or advisors of the Evolve Parties. For the avoidance of doubt, nothing in this paragraph shall be deemed to release any claims, rights, or obligations that arise or exist from or after the Execution Date, as defined in the Settlement Agreement, including any such claims, rights, obligations arising under (a) the Amended and Restated Firm Gathering and Processing Agreement entered into by SN Catarina and Catarina Midstream on May 27, 2022 (the “Restated Gathering Agreement”), (b) the Gas Lift Agreement entered into by SN Catarina and Catarina Midstream on April 16, 2021 (the “Gas Lift Agreement”), (c) the Settlement Agreement, (d) the letter agreement entered into by SN Catarina and Catarina Midstream on May 27, 2022 concerning access to Catarina field office and allocation of shared costs (the “Field Office Agreement”), or (e) with respect to SN UR Holdings, LLC, in its capacity as Limited Partner of Evolve, that certain Third Amended and Restated Agreement of Limited Partnership of Evolve (as the same may be amended or supplemented, from time to time) or any applicable state or federal securities laws.

Evolve Parties’ Releases.  Each of the Evolve Parties, on behalf of themselves and each of their respective current and former officers, directors, managers, principals, members, shareholders, partners, investors, employees, subsidiaries, affiliates, divisions, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, other professionals, estates, predecessors, successors and assigns, in each case, solely in their capacity as such, does hereby fully, finally, completely, and absolutely RELEASE, ACQUIT, and FOREVER DISCHARGE the Mesquite Parties and each of their respective current and former officers, directors, managers, principals, members, shareholders, partners, investors, employees, subsidiaries, affiliates, divisions, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, other professionals, estates, predecessors, successors and assigns, in each case, solely in their capacity as such (collectively, the “Mesquite Releasees”), of and from any and all actions, causes of action, as that term is generally understood, Causes of Action, as that term is defined in the Plan, suits, debts, dues, sums of money, accounts, reckonings, contracts, damages, judgments, claims, and demands whatsoever, in law or equity, known or unknown, asserted or unasserted, including, but not limited to claims that were or could have been asserted in (a) the Adversary Proceeding or (b) the Arbitration, which the Evolve Parties ever had, now have, or hereafter can, shall, or may have, against any of the Mesquite Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world through the Execution Date, as defined in the

Settlement Agreement; provided, however, that nothing in this paragraph shall be deemed to release (i) any claims, defenses, or causes of action that have been or could be asserted by Carnero, or (ii) any claims, defenses, or causes of action arising from pipeline operations or incidents occurring or discovered on or after the Execution Date. For the avoidance of doubt, nothing in this paragraph shall be deemed to release any claims, rights, or obligations that arise or exist from or after the Execution Date, as defined in the Settlement Agreement, including any such claims, rights, obligations arising under (a) the Restated Gathering Agreement, (b) the Gas Lift Agreement, (c) the Settlement Agreement, (d) the Field Office Agreement, or (e) with respect to SN UR Holdings, LLC, in its capacity as Limited Partner of Evolve, that certain Third Amended and Restated Agreement of Limited Partnership of Evolve (as the same may be amended or supplemented, from time to time) or any applicable state or federal securities laws.

[Signature pages follow]

MESQUITE ENERGY, INC.

By:/s/ Cameron W. George
Name: Cameron W. George

Title: Chief Executive Officer

SN CATARINA, LLC

By:/s/ Cameron W. George
Name: Cameron W. George

Title: Chief Executive Officer

SN OPERATING, LLC

By:/s/ Cameron W. George
Name: Cameron W. George

Title: Chief Executive Officer

Signature Page to Mutual Release Agreement

EVOLVE TRANSITION INFRASTRUCTURE GP LLC

By: /s/ Charles Ward

Name: Charles Ward

Title: Chief Financial Officer and Secretary

EVOLVE TRANSITION INFRASTRUCTURE LP

By: Evolve Transition Infrastructure GP LLC,
its general partner

By: /s/ Charles Ward

Name: Charles Ward

Title: Chief Financial Officer and Secretary

CATARINA MIDSTREAM, LLC

By: Evolve Transition Infrastructure LP,

its sole member

By: Evolve Transition Infrastructure GP LLC,
its general partner

By: /s/ Charles Ward

Name: Charles Ward

Title: Chief Financial Officer and Secretary

/s/
SP HOLDINGS, LLC
By:	Stonepeak Catarina Holdings, LLC, its sole member

By:	Stonepeak Texas Midstream Holdco LLC, its managing member

By:	Stonepeak Catarina Upper Holdings, LLC its managing member

By:	Stonepeak Infrastructure Fund (Orion AIV) LP, its managing member

By:	Stonepeak Associates LLC, its general partner

By:	Stonepeak GP Holdings LP, its sole member

By:	Stonepeak GP Investors LLC, its general partner

By:	Stonepeak GP Investors Manager LLC, its managing member

By:	/s/ Jack Howell
Name: Jack Howell
Title: Senior Managing Director

Signature Page to Mutual Release Agreement